SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


_________________________________________




FORM 8-K/A

CURRENT REPORT



Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):
December 30, 1993




BEDFORD PROPERTY INVESTORS, INC.
(Exact name of Registrant as specified in its charter)



Maryland                           1-8822                   68-
0306514
(State or other                         (Commission              (I.R.S.
Employer
jurisdiction of                         File Number)
Identification No.)
incorporation)



3658 Mt. Diablo Blvd., Suite 210, Lafayette, California 94549
(Address of principal executive officer)                                   (Zip
Code)


Registrant telephone number, including area code: (510) 283-8910








The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Report on Form 8-K, dated December 30, 1993, as set forth in the pages attached hereto:

Item 7. Financial Statement and Exhibits is supplemented by the following:

     1000 Town Center Drive

     Historical Summary of Gross Income and Direct
     Operating Expenses for the Year Ended December 31,
     1993 (see attachment)

     Estimated Taxable Operating Results and Cash to be
     Made Available by Operations for the Year Ended
     December 31, 1993 (see attachment)

     Proforma Financial Information (see below)

     Mariner Court

     Historical Summary of Gross Income and Direct
     Operating Expenses for the Year Ended December 31,
     1993 (see attachment)

     Estimated Taxable Operating Results and Cash to be
     Made Available by Operations for the Year Ended
     December 31, 1993 (see attachment)

     Proforma Financial Information (see below)

     Proforma Financial Information - 1000 Town Center
     Drive

     In lieu of proforma financial statements, the following narrative describes the proforma financial statement effects resulting from the Registrant's acquisition of 1000
     Town Center Drive.

     Had this transaction taken place as of September 30, 1993, certain proforma effects would have been reflected in the balance sheet of the Registrant as of September 30, 1993. Rental property would be recorded in the amount of $5,171,000, cash would be reduced by $19,000, bank loan payable would be recorded in the amount of $3,621,000 and tenant deposits and other liabilities would be recorded in the amount of $1,531,000.

          Had this transaction taken place as of January 1, 1992,
certain proforma effects would     have been reflected in the
statement of operations of the Registrant for the year ended December 31, 1992. Rent and other revenues would be recorded
in the amount of    $889,000; depreciation expense would be
recorded in the amount of $75,000; and operating expense would be recorded in the amount of $630,000. Net loss reported for that period would be decreased by $184,000.




     Had this transaction taken place as of January 1, 1993, certain proforma effects would have been reflected in the statement of operations of the Registrant for the nine months ended September 30, 1993. Rent and other revenues would be recorded in the amount of $667,000; depreciation expense would be recorded in the amount of $57,000; and operating expenses would be recorded in the amount of $472,000. Net income reported for that period would be increased by $138,000.

     Proforma Financial Information - Mariner Court

     In lieu of proforma financial statements, the following narrative describes the proforma financial statement effects resulting from the Registrant's acquisition of Mariner Court.

     Had this transaction taken place as of September 30, 1993, certain proforma effects would have been reflected in the balance sheet of the Registrant as of September 30, 1993. Rental property would be recorded in the amount of $7,628,000, cash would be reduced by $48,000, bank loan payable would be recorded in the amount of $7,438,000 and tenant deposits and other liabilities would be recorded in the amount of $142,000.

     Had this transaction taken place as of January 1, 1992, certain proforma effects would have been reflected in the statement of operations of the Registrant for the year ended December 31, 1992. Rent and other revenues would be recorded in the amount of $2,030,000; depreciation expense would be recorded in the amount of $98,000; and operating expense would be recorded in the amount of $671,000. Net loss reported for that period would be decreased by $1,261,000.

     Had this transaction taken place as of January 1, 1993, certain proforma effects would have been reflected in the statement of operations of the Registrant for the nine months ended September 30, 1993. Rent and other revenues would be recorded in the amount of $1,523,000; depreciation expense would be recorded in the amount of $74,000 and operating expenses would be recorded in the amount of $503,000. Net income reported for that period would be increased by $946,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                              BEDFORD
PROPERTY INVESTORS, INC.



By:______________________________________
                                 Jay Spangenberg
                                 Chief Financial
Officer

Date:___________________________

1000 TOWN CENTER DRIVE

HISTORICAL SUMMARY OF GROSS INCOME AND
DIRECT OPERATING EXPENSES

Year Ended December 31, 1993




CONTENTS


Independent Auditors  Report                           1




Historical Summary of Gross Income                          2
  and Direct Operating Expenses


Notes to Historical Summary of Gross Income
  and Direct Operating Expenses                             2

Independent Auditors  Report


The Board of Directors
Bedford Property Investors, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the Summary) of 1000 Town Center Drive (the Property) for the year ended December 31, 1993. The Summary is the responsibility of the Property s owner. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current Report on Form 8-K of Bedford Property Investors, Inc.) and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the Property.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of 1000
Town Center Drive for the year ended December 31, 1993, in conformity with generally accepted accounting principles.

KPMG Peat Marwick
February 18, 1994
San Francisco, California














1


1000 TOWN CENTER DRIVE

Historical Summary of Gross Income
and Direct Operating Expenses

Year Ended December 31, 1993




Revenues:







    Rental income
$918,567


    Common area reimbursement
12,168


    Other
         1,220







     931,955






Operating expenses:







    Real property tax
206,798


    Repairs and maintenance
195,680


    Utilities
144,430


    Insurance
23,425


    Legal and accounting
14,214


    Other
       45,012







     629,559






Operating Income
   $302,396



Notes to Historical Summary of Gross Income and Direct Operating
Expenses

A.  Property and Basis of Accounting
 The Historical Summary of Gross Income and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of 1000 Town Center Drive, an office building located in Oxnard, California, with approximately 110,000 rental square feet.

 In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

 The acquisition of the property may result in a new valuation for purposes of determining future property tax assessments.

 Rental income is recognized on a straight line basis over the terms of the relate leases. For 1993, rental income exceeded the aggregate contractual rentals by $42,814.



2



1000 Town Center Drive

Estimated Taxable Operating Results and
Cash to be Made Available by Operations

Year Ended December 31, 1993




Revenues:




    Rental income
$875,753


    Common area reimbursement
12,168


    Other
          1,220







      889,141


Operating Expenses:







    Real property tax
206,798


    Repairs and maintenance
195,680


    Utilities
144,430


    Insurance
23,425


    Legal and accounting
14,214


    Other
        45,012







      629,559






Cash Available from Operations
259,582






Depreciation Expense
        86,800






Taxable Income
    $172,782














NOTE: Pro forma cash available from operations for 1993 (derived from budget forecasts and actual amounts may vary) is shown above. Pro forma taxable operating results are derived by deducting depreciation; however, as a Real Estate Investment Trust (REIT), Bedford Property Investors, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code
( Code ) REIT provisions. That is, Bedford Property Investors, Inc. is not subject to federal income tax if it distributes 95% of its taxable income and otherwise complies with the provisions of the Code. Bedford Property Investors, Inc. intends to make distributions in order to maintain its REIT status. These dividends paid to the REIT shareholders are taxable to the shareholders upon distribution.




Mariner Court

HISTORICAL SUMMARY OF GROSS INCOME AND
DIRECT OPERATING EXPENSES

Year Ended December 31, 1993




CONTENTS


Independent Auditors  Report                           1



Historical Summary of Gross Income                          2
  and Direct Operating Expenses


Notes to Historical Summary of Gross Income
  and Direct Operating Expenses                             2

Independent Auditors  Report


The Board of Directors
Bedford Property Investors, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the Summary) of Mariner Court (the Property) for the year ended December 31, 1993. The Summary is the responsibility of the Property s owner. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current Report on Form 8-K of Bedford Property Investors, Inc.) and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the Property.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of Mariner Court for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


KPMG Peat Marwick
February 18, 1994
San Francisco, California













1

Mariner Court

Historical Summary of Gross Income
and Direct Operating Expenses

Year Ended December 31, 1993




Revenues:







    Rental income
$1,556,390


    Common area reimbursement
145,068


    Other
       36,356







  1,737,814






Operating expenses:







    Real property tax
132,432


    Repairs and maintenance
211,498


    Utilities
255,482


    Insurance
12,704


    Legal and accounting
16,358


    Other
       42,526







     671,000






Operating Income
$1,066,814






Notes to Historical Summary of Gross Income and Direct Operating
Expenses

A.  Property and Basis of Accounting
 The Historical Summary of Gross Income and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Mariner Court, an office building located in Torrance, California, with approximately 106,000 rental square feet.

 In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

 The acquisition of the property may result in a new valuation for purposes of determining future property tax assessments.

 Rental income is recognized on a straight line basis over the terms of the related leases. For 1993, rental income was less than the aggregate contractual rentals by $292,373.




2

Mariner Court

Estimated Taxable Operating Results and
Cash to be Made Available by Operations

Year Ended December 31, 1993




Revenues:




    Rental income
$1,848,763


    Common area reimbursement
145,068


    Other
         36,356







    2,030,187


Operating Expenses:







    Real property tax
132,432


    Repairs and maintenance
211,498


    Utilities
255,482


    Insurance
12,704


    Legal and accounting
16,358


    Other
         42,526







       671,000






Cash Available from Operations
1,359,187






Depreciation Expense
       112,980






Taxable Income
  $1,246,207










NOTE: Pro forma cash available from operations for 1993 (derived from budget forecasts and actual amounts may vary) is shown above. Pro forma taxable operating results are derived by deducting depreciation; however, as a Real Estate Investment Trust (REIT), Bedford Property Investors, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code
( Code ) REIT provisions. That is, Bedford Property Investors, Inc. is not subject to federal income tax if it distributes 95% of its taxable income and otherwise complies with the provisions of the Code. Bedford Property Investors, Inc. intends to make distributions in order to maintain its REIT status. These dividends paid to the REIT shareholders are taxable to the shareholders upon distribution.